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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): October 20, 1999


                           WESTERN DIGITAL CORPORATION
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)



          Delaware                    001-08703                 95-264-7125
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(State or Other Jurisdiction         (Commission               (IRS Employer
      of Incorporation)              File Number)            Identification No.)


            8105 Irvine Center Drive
                Irvine, California                                92618
     ----------------------------------------                   ---------
     (Address of Principal Executive Offices)                   (Zip Code)


       Registrant's telephone number, including area code: (949) 932-5000


                                 Not Applicable
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

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                    INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 5. OTHER EVENTS.

         On October 20, 1999, Western Digital Corporation issued a press release announcing its first quarter results. Attached hereto as Exhibit 99.1 is a copy of the October 20, 1999, press release which is incorporated herein by this reference.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

Exhibit      Description
-------      -----------
99.1         Press Release dated October 20, 1999, regarding Western Digital
             Corporation's announcement of its first quarter results.


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 21, 1999
                                             WESTERN DIGITAL CORPORATION


                                             By: /s/ Michael A. Cornelius
                                                 -------------------------------
                                                 Michael A. Cornelius
                                                 Vice President, Law and
                                                 Administration and Secretary



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